Exhibit 99.1

                         WPI GROUP, INC.

                          STOCK OPTION


      THIS AGREEMENT is made as of the 16th day of October, 1996, between  WPI  Group,  Inc.,  a  New  Hampshire  corporation  (the
"Company"),  and  Horizon  Public  Adjusters  Group,  Inc.   (the
"Optionee").



                      W I T N E S S E T H:

      WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

      NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

      1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Thirty Five Thousand (35,000) shares of its Stock, at the Option Price per share shown in Section 2 of this Agreement.

      2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Six Dollars and Thirty Eight Cents ($6.38 ) per share of Stock, an amount which is not less than the par value of a share of Stock and which constitutes the fair market value of each share of Stock on the date of this Agreement.

     3.   Accrual of Exercise Right.

           (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option in full.

           (b) The Optionee may exercise the Option at any time upon delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than 17,500 shares.

           (c) The Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

           (d)  The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on October 15, 2006 (such date being a date preceding the tenth anniversary of the date of this Agreement).

      5. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made in cash, cashier's check, or other readily available funds; or

     6. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.

     7. Nontransferability. The Option is not transferable by the Optionee. Optionee acknowledges that the securities issuable upon the exercise of this Option have not been registered under the Securities Act of 1933 (the "Act") or any State securities law. These securities may not be sold, pledged or otherwise disposed of unless: (i) such securities are covered by an effective registration statement under the Act; or (ii) the Company has been furnished with an opinion of counsel acceptable to counsel for the Company to the effect that no registration I s required for such transfer.

     8. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     9.    Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optinee  and  their  respective   heirs,
executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.



ATTEST:                            WPI GROUP, INC.


                                   By: /s/ Dennis M. Deegan
                                       ---------------------
                                       Dennis M. Deegan,
                                       President & COO
/s/ Michael Tule
----------------
Michael Tule, Secretary

     (CORPORATE SEAL)
                                   HORIZON PUBLIC ADJUSTERS
                                   GROUP, INC., Optionee

                                   By:/s/Michael Cohen, Chairman
                                      --------------------------
                                      Duly Authorized

                                                     Exhibit 99.2


                         WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 18th of October 1996, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Peter D. Danforth (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Ten Thousand (10,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Six Dollars and Thirty Seven and One Half Cents ($6.375) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right
            3,334                          10/01/97
            6,667                          10/01/98
           10,000                          10/01/99


          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) Two Thousand Five Hundred (2,500) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/17/2006 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.

     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis Deegan
                                  -----------------
                                  Dennis Deegan, President & COO

/s/ Michael Tule
-----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Peter D. Danforth
                              ---------------------
                              Peter D. Danforth, Optionee

                                                     Exhibit 99.3


                        WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 18th of October 1996, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Paul G. Giovacchini (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Ten Thousand (10,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Six Dollars and Thirty Seven and One Half Cents ($6.375) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right
            3,334                          10/01/97
            6,667                          10/01/98
           10,000                          10/01/99


          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) Two Thousand Five Hundred (2,500) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/17/2006 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.


     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO


/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)
                              /s/ Paul G. Giovacchini
                              -----------------------
                              Paul G. Giovacchini, Optionee

                                                     Exhibit 99.4

                        WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 18th of October 1996, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Irving Gutin (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Ten Thousand (10,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Six Dollars and Thirty Seven and One Half Cents ($6.375) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right
            3,334                          10/01/97
            6,667                          10/01/98
           10,000                          10/01/99


          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) Two Thousand Five Hundred (2,500) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/17/2006 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.

     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By:/s/Dennis M. Deegan
                                 -------------------
                                 Dennis M. Deegan, President & COO

/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Irving Gutin
                              -----------------
                              Irving Gutin, Optionee

                                                     Exhibit 99.5

                         WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 18th of October 1996, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Robert C. McCray (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Ten Thousand (10,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Six Dollars and Thirty Seven and One Half Cents ($6.375) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right
            3,334                          10/01/97
            6,667                          10/01/98
           10,000                          10/01/99


          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) Two Thousand Five Hundred (2,500) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/17/2006 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.

     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO

/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Robert C. McCray
                              --------------------
                              Robert C. McCray, Optionee

                                                     Exhibit 99.6

                        WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 18th of October 1996, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Bernard H. Tenenbaum (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Ten Thousand (10,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Six Dollars and Thirty Seven and One Half Cents ($6.375) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right
            3,334                          10/01/97
            6,667                          10/01/98
           10,000                          10/01/99


          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) Two Thousand Five Hundred (2,500) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/17/2006 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.

     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO
/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/Bernard H. Tenenbaum
                              -----------------------
                              Bernard H. Tenenbaum, Optionee

                                                     Exhibit 99.7

                           WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 31st of October 1997, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Peter D. Danforth (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Five Thousand (5,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Eleven Dollars and Twelve and One Half Cents ($11.125) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right

          5,000                            October 1, 1998

          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) One Thousand Two Hundred and Fifty (1,250) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/30/2007 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.


     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO
/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Peter D. Danforth
                              ---------------------
                              Peter D. Danforth, Optionee

                                                     Exhibit 99.8


                         WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)

     THIS AGREEMENT is made as of the 31st of October 1997, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Paul G. Giovacchini (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Five Thousand (5,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Eleven Dollars and Twelve and One Half Cents ($11.125) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B

  Cumulative Number of Shares       Accrual of Exercise Right

          1,667                            October 1, 1998
          3,334                            October 1, 1999
          5,000                            October 1, 2000

          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) One Thousand Two Hundred and fifty (1,250) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/30/2007 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.


     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).


     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO
/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Paul G. Giovacchini
                              -----------------------
                              Paul G. Giovacchini, Optionee

                                                     Exhibit 99.9


                         WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 31st of October 1997, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Irving Gutin (the "Optionee").


                     W I T N E S S E T H :

      WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Five Thousand (5,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Eleven Dollars and Twelve and One Half Cents ($11.125) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:

           COLUMN A                          COLUMN B
  Cumulative Number of Shares       Accrual of Exercise Right

          1,667                            October 1, 1998
          3,334                            October 1, 1999
          5,000                            October 1, 2000

          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) One Thousand Two Hundred and Fifty (1,250) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/30/2007 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.


     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO

/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Irving Gutin
                              ----------------
                              Irving Gutin, Optionee

                                                    Exhibit 99.10

                         WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)


     THIS AGREEMENT is made as of the 10th day of February, 1998, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Robert C. McCray (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Ten Thousand (10,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Eleven Dollars and Twelve and One Half Cents ($11.125) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:


           COLUMN A                          COLUMN B
  Cumulative Number of Shares       Accrual of Exercise Right

          5,000                            February 10, 1998

          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) One Thousand Two Hundred and Fifty (1,250) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 02/09/2000 (such date being a date preceding the second anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.

     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO

/s/ Michael Tule
-----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Robert C. McCray
                              ---------------------
                              Robert C. McCray, Optionee

                                                    Exhibit 99.11

                         WPI GROUP, INC.

                  NONSTATUTORY  STOCK  OPTION
                     (Nonemployee Director)

     THIS AGREEMENT is made as of the 31st of October 1997, between WPI Group, Inc., a New Hampshire corporation (the
"Company"), and Bernard H. Tenenbaum (the "Optionee").


                     W I T N E S S E T H :

     WHEREAS, it has been determined to be in the best interest of the Company that the Optionee be provided with an inducement to acquire a proprietary interest in the Company in the form of an option to purchase certain shares of common stock of the Company, par value $ 0.01 per share (the "Stock").

     NOW, THEREFORE, in consideration of the premises, promises and conditions hereof, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions of this Agreement, the Company hereby grants the Optionee the right, privilege and option to purchase Five Thousand (5,000) shares of its Stock, at the Option Price per share shown in
Section 2 of this Agreement.

     2. Option Price. The Optionee shall pay to the Company, as consideration for the issuance of Stock upon exercise, Eleven Dollars and Twelve and One Half Cents ($11.125) per share of Stock, an amount which is not less than the par value of a share of Stock.

     3.   Accrual of Exercise Right.

          (a) Subject to the terms and conditions of this Agreement, the Optionee shall have the right to exercise the Option as to the number of shares of Stock shown in Column A below on the date shown opposite that number in Column B below:


           COLUMN A                          COLUMN B
  Cumulative Number of Shares       Accrual of Exercise Right

          1,667                            October 1, 1998
          3,334                            October 1, 1999
          5,000                            October 1, 2000

          (b) The Optionee's right to exercise the Option on any date shall be limited to the excess, if any, of (i) the total number of shares of Stock to which his exercise right has accrued on such date, over (ii) the number of shares of Stock for which the Option has been exercised.

          (c) The Optionee may exercise the Option at any time upon the delivery of proper notice to the Company and compliance with the terms and conditions hereof. Subject to that limitation and the limitations described in Section
     3(e) below, the Optionee may exercise the Option to the extent his exercise right has accrued in whole at any time or in part from time to time, provided that the number of shares of Stock purchased at any time shall not be less than the smaller of (i) One Thousand Two Hundred and Fifty (1,250) shares or (ii) the number of shares to which his exercise right has accrued at that time.

          (d) This Option may not be exercised if, in the sole judgment of the Company, the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law, rule, order or regulation.

          (e) Except as provided in Sections 4 and 5 of this Agreement, no right to exercise the Option shall accrue after the date the Optionee ceases to be a director of the Company for any reason.

          (f)   The Optionee shall have no right whatsoever as  a
     shareholder with respect to any shares of Stock  subject  to
     this  Option  until  such  shares  are  issued  to  him   in
     accordance with this Agreement.

     4. Life of Option. The Option shall expire when exercised in full; provided, however, and subject to Section 5 of this Agreement, the Option (to the extent not exercised and not exercisable) also shall expire immediately and automatically on 10/30/2007 (such date being a date preceding the tenth anniversary of the date of this Agreement) or, if earlier, on the day the Optionee ceases to be a director of the Company, provided that the Company may, in its sole and absolute discretion, extend the exercise period for up to an additional thirty (30) consecutive days following such date (but not beyond the date of automatic expiration).

     5. Death or Disability. If the Optionee ceases to be a director of the Company because he dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), the period of thirty (30) consecutive days described in Section 4 of this Agreement shall automatically be replaced by a period of twelve
(12) consecutive months for purposes of determining the date of expiration of the Option under Section 4, and the Optionee's right to exercise the Option shall automatically accrue in full under Section 3 of this Agreement in such event.

     6. Method of Exercise of Option. The Option (to the extent exercisable under the terms of this Agreement) may be exercised in whole or in part by the Optionee by giving the Company written notice, at its principal offices in Manchester, New Hampshire, of the exercise of such Option and by paying to the Company the Option Price before the date the Option expires. Such payment shall be made either in:

     (a) cash, cashier's check, or other readily available funds; or

     (b) transfer of shares of the Common Stock of the Company owned by the Optionee; provided that, the number of shares of Common Stock representing the Option Price shall be valued at the closing price of the Common Stock, as reported on the NASDAQ National Market System, on the date preceding the date of exercise of the Option.

     7. Adjustment of Shares. In the event of any change in the number of issued and outstanding shares of Common Stock of the Corporation which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Corporation, such as a merger, consolidation, reorganization or recapitalization, the Company shall appropriately adjust the number of shares subject to this Option and the price per share thereof (but not the total price) so that, upon exercise of this Option, the Optionee shall receive the same number of shares he would have received had he been the holder of all shares subject to this Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Corporation.


     8. Nontransferability. The Option is not transferable by the Optionee other than by testamentary devise or by the applicable laws of descent and distribution, and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, this Option may be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family; but any such permitted transfer shall not prevent termination of the Option following Optionee's ceasing to be a director of the Company as provided in section 3 above; and this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used in this Agreement, the Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors, and children and other direct descendants of the Optionee or the Optionee's spouse (including such ancestors and descendants by adoption).

     9. Availability of Shares. The Company (a) shall at all times during the life of this Option keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option, (b) shall pay all original issue and transfer taxes with respect to the issuance or transfer of shares of Stock to the Optionee pursuant to this Agreement, and (c) shall pay all other fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

     10.   Binding Effect.  This Agreement shall be binding  upon
the   Company  and  the  Optionee  and  their  respective  heirs, executors, administrators and successors.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed and sealed as of the day and year first above written.


ATTEST:                       WPI GROUP, INC.


                              By: /s/ Dennis M. Deegan
                                  --------------------
                                  Dennis M. Deegan, President & COO
/s/ Michael Tule
----------------
Michael Tule, Secretary
     (CORPORATE SEAL)


                              /s/ Bernard H. Tenenbaum
                              ------------------------
                              Bernard H. Tenenbaum, Optionee